AB INFLATION STRATEGIES ("Inflation Strategies")

- AB Bond Inflation Strategy

- AB Municipal Bond Inflation Strategy

- AB All Market Real Return Portfolio

THE AB PORTFOLIOS ("AB Portfolios")

- AB Wealth Appreciation Strategy

- AB All Market Total Return Portfolio

- AB Sustainable Thematic Balanced Portfolio

(formerly, AB Conservative Wealth Strategy)

- AB Tax-Managed Wealth Appreciation Strategy

- AB Tax-Managed All Market Income Portfolio

AB VALUE FUNDS ("Value Funds")

- AB Value Fund

- AB Discovery Value Fund

- AB Relative Value Fund

- AB Equity Income Fund

- AB Global Real Estate Investment Fund

- AB International Value Fund

- AB Core Opportunities Fund

- AB Global Risk Allocation Fund

- AB Small Cap Value Portfolio

- AB All Market Income Portfolio

- AB All China Equity Portfolio

Each of the funds listed above is hereinafter referred to as a "Fund" or, collectively, the "Funds."

Supplement dated November 9, 2022 to the following Statutory Prospectuses, as amended (the "Prospectuses"):

Prospectus	Date
Inflation Strategies	January 31, 2022
AB Portfolios	December 1, 2021
Value Funds	February 28, 2022

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The following replaces the second sentence of the first paragraph in the section "Additional Information About the Funds' Strategies, Risks and Investments – Derivatives – Other Derivatives and Strategies – Commodity-Linked Derivative Instruments" in the Prospectuses:

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), an intangible commodity (such as an emission allowance or carbon credit), a commodity futures contract, a subset of commodities, a subset of commodity futures contracts or commodity index, or another economic variable tied or linked to the value of commodities or the commodities markets.

The following replaces the first paragraph in the section "Additional Information About the Funds' Strategies, Risks and Investments – Investment in Exchange-Traded Funds and Other Investment Companies" in the Prospectuses:

A Fund may invest in shares of exchange-traded funds ("ETFs"), subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index, and they typically have higher expenses than index ETFs, which can lower investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed income, commodities and currencies. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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